Third Avenue Small-Cap Value Fund

Supplement dated September 5, 2014
to Summary Prospectus dated February 28, 2014

Effective September 30, 2014, the following information supplements the Funds’ Summary Prospectus dated February 28, 2014:

Update of named Portfolio Managers of the Third Avenue Small-Cap Value Fund

The following information supplements information on page 3 of the Summary Prospectus under the heading “Portfolio Management.”

Effective September 30, 2014, the existing list of Portfolio Managers will be replaced with the following:

Robert L. Rewey, III, CFA, Team Leader. Portfolio Manager since 2014.

Tim Bui, Portfolio Manager since 2013.